================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  __________

                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 4, 1998

                           ASTEA INTERNATIONAL INC.
             ----------------------------------------------------
            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
               -------------------------------------------------
                 (State or other jurisdiction of incorporation)


               0-26330                                23-2119058
               -------                                ----------
     (Commission File Number)             (IRS Employer Identification No.)


            455 BUSINESS CENTER DRIVE, HORSHAM, PENNSYLVANIA 19044
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                (215) 682-2500
                                 -------------

                                     N.A.
             -----------------------------------------------------
         (Former name or former address, if changed since last report)



================================================================================

SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT:  SEPTEMBER 4, 1998

ITEM 2.  DISPOSITION OF ASSETS

     On September 4, 1998, Astea International Inc. ("Astea" or the "Company") completed the sale of all of the capital stock of its subsidiary, Bendata, Inc., a Colorado corporation ("Bendata") to a subsidiary of Ixchange Technology Holdings Limited, a South Africa corporation ("Ixchange"). This transaction is referred to as the "Sale of Bendata." Astea had entered into a Stock Purchase Agreement, dated August 14, 1998, among Astea, Ixchange, Bendata, Bendata (Europe) Limited LLC, Network Data, Inc., and Bendata Holding, Inc.

     In consideration of the transfer of all of the outstanding capital stock of Bendata to a subsidiary of Ixchange, Astea (through its wholly-owned subsidiary, Network Data, Inc.) received from Ixchange at the closing (a) $35 million in cash and (b) a promissory note in the principal amount of $7.5 million, payable on September 4, 1999, bearing interest at 4.89% per annum, secured by a letter of credit. In addition, within the next several weeks, Astea will receive from Ixchange a secured promissory note, payable on September 4, 1999, in the principal amount of approximately $900,000, subject to certain post-closing adjustments that have not yet been calculated related to taxes.

     Ixchange is not affiliated with Astea or Bendata or any of their respective officers or directors or their associates. The consideration paid by Ixchange and received by Astea was determined through arms-length negotiations between Astea and Ixchange.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b) Pro Forma Financial Information

                        PRO FORMA FINANCIAL STATEMENTS

     The following unaudited Pro Forma Balance Sheet as of June 30, 1998 and the Pro Forma Statements of Operations for the six months ended June 30, 1998 and 1997 and for the years ended December 31, 1997, 1996 and 1995, are presented to give effect to the Sale of Bendata.

     Historical financial data used to prepare the pro forma financial statements were derived from the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, 1996 and 1995 and the unaudited consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the periods ended June 30, 1998 and 1997. These pro forma financial statements should be read in conjunction with such historical financial statements and notes thereto.

     The pro forma adjustments reflected herein are based on available information and certain assumptions that the Company's management believes are reasonable. Pro forma adjustments made in the Pro Forma Balance Sheet assume that the Sale of Bendata was consummated on June 30, 1998 and do not reflect the impact of the Bendata operating results or changes in the balance sheet amounts subsequent to June 30, 1998. The pro forma adjustments to the Pro Forma Statements of Operations assume that the Sale of Bendata was consummated on January 1, 1995.

     The Pro Forma Balance Sheet and Pro Forma Statements of Operations are based on assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transaction on the historical financial statements. In addition, such pro forma financial statements should not be used as a basis for forecasting the future operations of the Company.

                   Astea International Inc. and Subsidiaries
                     Pro Forma Consolidated Balance Sheet
                              As of June 30, 1998
                           (In Thousands, Unaudited)

                                                                             Less
                                                                          Bendata net
                                                         Historical       assets sold      Adjustments         Pro Forma
ASSETS
Current assets:
  Cash and cash equivalents                              $  6,024         $ 4,105            $29,837 A         $  31,756
  Note receivable                                               -               -              8,400 A             8,400
  Investments available for sale                            1,953                                                  1,953
  Receivables, net of reserves                             13,635           4,502                                  9,133
  Prepaid expenses and other                                2,744             628                                  2,116
  Deferred income taxes                                     2,274           2,222                                     52
                                                         ---------------------------------------------------------------
          Total current assets                             26,630          11,457             38,237              53,410

Property and equipment, net                                 3,530           1,403                                  2,127
Capitalized software development costs, net                 3,773                                                  3,773
Goodwill, net                                               1,041                               (293)B               748
                                                         -------------------------------------------           ---------
          Total assets                                   $ 34,974         $12,860            $37,944           $  60,058
                                                         ===========================================           =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Line of credit                                         $  1,463               -                              $   1,463
  Current portion of long-term debt                         1,054              37                                  1,017
  Accounts payable and accrued expenses                    10,260           2,050                149 C             8,359
  Deferred revenues                                        10,142           5,005                                  5,137
                                                         ---------------------------------------------------------------
          Total current liabilities                        22,919           7,092                149              15,976

Deferred income taxes                                       1,352              99                                  1,253
Long-term debt                                              1,143             142                                  1,001

Preferred stock                                                 -
Common stock                                                  135                                                    135
Additional paid-in capital                                 49,726                                                 49,726
Deferred compensation                                         (55)                                                   (55)
Cumulative currency translation                              (816)                                                  (816)
Retained earnings (Accumulated deficit)                   (39,430)                            32,268 C            (7,162)
                                                         ---------------------------------------------------------------
Stockholders' equity                                        9,560                             32,268              41,828
                                                         --------                            -------           ---------
        Total liabilities and stockholders' equity       $ 34,974                            $32,417           $  60,058
                                                         ========                            =======           =========

The accompanying notes are an integral part of this statement.

              Astea International Inc. and Subsidiaries
             Pro Forma Consolidated Statement of Operations
              For the six months ending June 30, 1998
                  (In Thousands, Unaudited)

                                                        Historical      Less Bendata       Adjustments     Pro Forma
Revenues:
   Software license fees                                $ 9,291             $ 5,474                        $  3,817
   Services and maintenance                              18,878               5,650                          13,228
                                                       -----------------------------------------------     --------
       Total revenues                                    28,169              11,124                          17,045
                                                       -----------------------------------------------     --------

Costs and expenses:
   Cost of software license fees                          1,745                 698                           1,047
   Cost of services and maintenance                      12,929               2,673                          10,256
   Product development                                    3,768                 707                           3,061
   Sales and marketing                                   10,336               5,099                           5,237
   General and administrative                             4,185                 898              (15) D       3,272
   Restructuring charge                                    (800)                                               (800)
                                                       -----------------------------------------------     --------
       Total costs and expenses                          32,163              10,075              (15)        22,073

Income (loss) from operations                            (3,994)              1,049               15         (5,028)

Net interest income                                          66                  60                               6
                                                       ---------------------------------------------       --------
Income (loss) before income taxes                        (3,928)              1,109               15         (5,022)
Income tax                                                    -                 432                -           (432)
                                                       ---------------------------------------------       --------
Net income (loss)                                       $(3,928)            $   677               15       $ (4,590)
                                                       =============================================       ========

Basic and diluted loss per share                        $ (0.29)                                           $  (0.34)
                                                       ========                                            ========

Shares used in computing basic and
   diluted loss per share                                13,417                                              13,417
                                                       ========                                            ========

The accompanying notes are an integral part of these statements.

                Astea International Inc. and Subsidiaries
                Pro Forma Consolidated Statement of Operations
                    For the six months ending June 30, 1997
                           (In Thousands, Unaudited)

                                                                                Less
                                                              Historical      Bendata      Adjustments     Pro Forma
Revenues:
   Software license fees                                       $ 10,086       $ 5,135                      $  4,951
   Services and maintenance                                      18,265         4,121                        14,144
                                                              ----------------------------------------     --------
       Total revenues                                            28,351         9,256                        19,095
                                                              ----------------------------------------     --------

Costs and expenses:
   Cost of software license fees                                  2,206           575                         1,631
   Cost of services and maintenance                              12,749         2,014                        10,735
   Product development                                            5,274           376                         4,898
   Sales and marketing                                           10,815         4,481                         6,334
   General and administrative                                    10,469           971            (45) D       9,453
   Restructuring charge                                           5,328                                       5,328
                                                              ---------------------------------------      --------
       Total costs and expenses                                  46,841         8,417            (45)        38,379

Income (loss) from operations                                   (18,490)          839             45        (19,284)

Net interest income (expense)                                       (63)           26                           (89)
                                                              ---------------------------------------      --------
Income (loss) before income taxes                               (18,553)          865             45        (19,373)
Income tax                                                            -           469              -           (469)
                                                              ---------------------------------------      --------
Net income (loss)                                              $(18,553)      $   396             45       $(18,904)
                                                              =======================================      ========

Basic and diluted loss per share                               $  (1.41)                                   $  (1.43)
                                                              =========                                    ========

Shares used in computing basic and diluted loss per share        13,179                                      13,179
                                                              =========                                    ========

The accompanying notes are an integral part of these statements.

                Pro Forma Consolidated Statement of Operations
                    For the year ending December 31, 1997
                          (In Thousands, Unaudited)

                                                                              Less
                                                             Historical      Bendata      Adjustments     Pro Forma
Revenues:
   Software license fees                                     $ 24,777         11,704                         13,073
   Services and maintenance                                    36,157          8,664                         27,493
                                                             ----------------------------------------     ---------
       Total revenues                                          60,934         20,368                         40,566
                                                             ----------------------------------------     ---------

Costs and expenses:
   Cost of software license fees                                4,702          1,291                          3,411
   Cost of services and maintenance                            23,949          4,528                         19,421
   Product development                                         10,273            817                          9,456
   Sales and marketing                                         21,196          9,616                         11,580
   General and administrative                                  13,953          1,971             (54) D      11,928
   Restructuring charge                                         5,328                                         5,328
                                                             ----------------------------------------     ---------
       Total costs and expenses                                79,401         18,223             (54)        61,124

Income (loss) from operations                                 (18,467)         2,145              54        (20,558)

Net interest income (expense)                                     (15)            82                            (97)
                                                             ----------------------------------------     ---------
Income (loss) before income taxes                             (18,482)         2,227              54        (20,655)
Income tax                                                         12            877               -           (865)
                                                             ----------------------------------------     ---------
Net income (loss)                                            $(18,494)       $ 1,350              54      $ (19,790)
                                                             ========================================     =========

Basic and diluted loss per share                             $  (1.40)                                    $   (1.49)
                                                             =========                                    =========

Shares used in computing basic and diluted loss per share      13,252                                        13,252
                                                             =========                                    =========

The accompanying notes are an integral part of these statements.

                   Astea International Inc. and Subsidiaries
                Pro forma Consolidated Statement of Operations
                     For the year ending December 31, 1996
                           (In Thousands, Unaudited)

                                                        Historical    Less Bendata     Adjustments       Pro Forma
Revenues:
   Software license fees                                $  28,857         11,130                            17,727
   Services and maintenance                                33,851          5,545                            28,306
                                                        ------------------------------------------        --------
       Total revenues                                      62,708         16,675                -           46,033
                                                        ------------------------------------------        --------

Costs and expenses:
   Cost of software license fees                            3,982          1,016                             2,966
   Cost of services and maintenance                        23,477          3,139                            20,338
   Product development                                      7,989          1,040                             6,949
   Sales and marketing                                     22,390          7,041                            15,349
   General and administrative                               9,535          1,595               (6) D         7,934
   Expenses related to Bendata merger transaction           3,416                                            3,416
   Charge for purchased research and development           13,810                                           13,810
                                                        ------------------------------------------        --------
       Total costs and expenses                            84,599         13,831               (6)          70,762

Income (loss) from operations                             (21,891)         2,844                6          (24,729)

Net interest income (expense)                                 571            (19)                              590
                                                        ------------------------------------------        --------
Income (loss) before income taxes                         (21,320)         2,825                6          (24,139)
Income tax                                                 (1,613)         1,549                -           (3,162)
                                                        ------------------------------------------        --------
Net income (loss)                                       $ (19,707)       $ 1,276                6         $(20,977)
                                                        ==========================================        ========

Basic and diluted loss per share                        $   (1.53)                                        $  (1.63)
                                                        ==========                                        ========

Shares used in computing basic and
  diluted loss per share                                   12,844                                           12,844
                                                        ==========                                        ========

The accompanying notes are an integral part of these statements.

                   Astea International Inc. and Subsidiaries
                Pro Forma Consolidated Statement of Operations
                     For the year ending December 31, 1995
                           (In Thousands, Unaudited)

                                                                         Less
                                                       Historical       Bendata       Adjustments     Pro Forma
Revenues:
   Software license fees                               $  29,904        $  7,245                      $  22,659
   Services and maintenance                               24,062           3,705                         20,357
                                                       ------------------------------------------     ---------
       Total revenues                                     53,966          10,950                         43,016
                                                       ------------------------------------------     ---------

Costs and expenses:
   Cost of software license fees                           3,880           1,147                          2,733
   Cost of services and maintenance                       16,198           2,481                         13,717
   Product development                                     4,178             590                          3,588
   Sales and marketing                                    14,902           5,670                          9,232
   General and administrative                              6,357             908                          5,449
                                                       ------------------------------------------     ---------
       Total costs and expenses                           45,515          10,796                         34,719

Income (loss) from operations                              8,451             154                          8,297

Net interest income (expense)                                179            (104)                           283
                                                       ------------------------------------------     ---------
Income before income taxes                                 8,630              50                          8,580
Income tax                                                 1,883              19                          1,864
                                                       ------------------------------------------     ---------
Net income                                             $   6,747        $     31                      $   6,716
                                                       ==========================================     =========

Basic earnings per share                               $    0.64                                      $    0.64
                                                       =========                                      =========

Diluted earnings per share                             $    0.59                                      $    0.58
                                                       =========                                      =========

Shares used in computing basic earnings per share         10,514                                         10,514
                                                       =========                                      =========

Shares used in computing diluted earnings per share       11,484                                         11,484
                                                       =========                                      =========

The accompanying notes are an integral part of these statements.

                   Astea International Inc. and Subsidiaries
             Notes to Pro Forma Consolidated Financial Statements
                                  (Unaudited)


1.  Historical

        The historical balances represent the financial position as of June 30, 1998 and the results of operations for the six months ended June 30, 1998 and 1997 and for the years ended December 31, 1997, 1996 and 1995 as reported in the historical consolidated financial statements of Astea International Inc. (the "Company"), by reference to Astea International Inc. Form 10-K for the year ended December 31, 1997 and Form 10-Q for the quarter ended June 30, 1998.

2.  Sale of the Capital Stock of Bendata, Inc.

        On September 4, 1998, the Company completed the sale of all of the capital stock of its subsidiary, Bendata. The Company merged with Bendata on February 27, 1996. The sale will be accounted for as a taxable sale of assets.

        The following pro forma adjustments for the Sale of Bendata are reflected as of June 30, 1998 in the case of the pro forma consolidated balance sheet, or as of January 1, 1995 in the case of the pro forma consolidated statements of operations for the six months ended June 30, 1998 and 1997 and the years ended December 31, 1997, 1996 and 1995:

              (A) In consideration for the Sale of Bendata, the Company received (a) $35 million in cash and (b) a promissory note in the principal amount of $7.5 million, payable on September 4, 1999, bearing interest at 4.89% per annum, secured by a letter of credit. In addition, within the next several weeks, the Company will receive a secured promissory note, payable on September 4, 1999, in the principal amount of approximately $900,000, subject to certain post-closing adjustments that have not yet been calculated related to taxes.

                      Gross cash proceeds from the sale                        $35,000,000
                      Less  Estimated state and federal tax payments            (4,182,000)
                                  Estimated cash expenses related to sale         (981,000)
                                                                               ------------
                      Net Cash Proceeds                                        $29,837,000

              (B) Write off of net goodwill related to the acquisition of Professional Help Desk, an Australian HEAT distributor acquired in August 1996.

              (C)  Net change in retained earnings is calculated as follows:

                      Gross proceeds from the sale                              $43,400,000
                      Less -  Estimated cash expenses related to the sale          (981,000)
                      Less  Estimated accrued expenses                             (149,000)
                                                                                ------------
                      Proceeds net of expenses                                   42,270,000
                      Less  Bendata net assets sold                              (5,527,000)
                      Less - Goodwill                                              (293,000)
                      Estimated state and federal tax payments                   (4,182,000)
                                                                               -------------
                      Net book gain on the sale of Bendata                      $32,268,000

              (D)  Elimination of goodwill amortization expense.


     (c)  Exhibit.

                   10.1 Stock Purchase Agreement, dated August 14, 1998, among the Company, Ixchange Technology Holdings Limited, Network Data, Inc., Bendata, Inc., Bendata (Europe) Limited LLC, and Bendata Holding, Inc.

SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT: SEPTEMBER 4, 1998


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                ASTEA INTERNATIONAL INC.



                                By:  /s/ John G. Phillips

                                _________________________
                                John G. Phillips
                                Vice President and Chief Financial Officer

Date: September 18, 1998